Morgan Stanley Institutional Fund Trust - Limited
Duration Portfolio
Item 77O- Transactions effected pursuant to Rule 10f-3

Securities Purchased: John Deere Owner Trust A-3 0.60%
due 3/15/2017
Purchase/Trade Date:	  4/3/2013
Offering Price of Shares: $99.997
Total Amount of Offering: $250,000,000
Amount Purchased by Fund: $1,325,000
Percentage of Offering Purchased by Fund: 0.530
Percentage of Fund's Total Assets: 1.02
Brokers: Citigroup, Barclays, Deutsche Bank Securities,
BofA Merrill Lynch, Mitsubishi UFJ Securities
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	Fannie Mae Class ASQ2 0.59483%
due 8/25/2015
Purchase/Trade Date:	  4/15/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $453,061,544
Amount Purchased by Fund: $650,000
Percentage of Offering Purchased by Fund: 0.143
Percentage of Fund's Total Assets: 0.50
Brokers: Citigroup, RBS, Morgan Stanley
Purchased from: RBS Securities Inc.
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	QBE Insurance Group Ltd. 2.400%
due 5/1/2018
Purchase/Trade Date:	  4/24/2013
Offering Price of Shares: $99.817
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.033
Percentage of Fund's Total Assets: 0.15
Brokers: Barclays Capital Inc., Morgan Stanley & Co.
LLC
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Barrick Gold Corp 2.500% due
5/1/2018
Purchase/Trade Date:	  4/29/13
Offering Price of Shares: $99.865
Total Amount of Offering: $650,000,000
Amount Purchased by Fund: $620,000
Percentage of Offering Purchased by Fund: 0.095
Percentage of Fund's Total Assets: 0.48
Brokers: Citigroup Global Markets Inc., JP Morgan
Securities LLC, Morgan Stanley & Co. LLC, RBC Capital
Markets, LLC, HSBC Securities (USA) Inc., UBS
Securities LLC, BMO Capital Markets Corp., CIBC
World Markets Corp., Scotia Bank (USA) Inc., TD
Securities (USA) LLC, Barclays Capital Inc., BNP Paribas
Securities Corp., Deutsche Bank Securities Inc.,Goldman,
Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith
Incorporated, RBS Securities Inc., Standard Chartered
Bank
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Northeast Utilities 1.450% due
5/1/2018
Purchase/Trade Date:	  5/8/2013
Offering Price of Shares: $99.933
Total Amount of Offering: $300,000,000
Amount Purchased by Fund: $525,000
Percentage of Offering Purchased by Fund: 0.175
Percentage of Fund's Total Assets: 0.41
Brokers: BofA Merrill Lynch, Goldman, Sachs & Co., JP
Morgan, Mitsubishi UFJ Securities, Wells Fargo
Securities, TD Securities, US Bancorp
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Glencore Fund LLC 1.700% due
5/27/2016
Purchase/Trade Date:	  5/22/2013
Offering Price of Shares: $99.959
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $650,000
Percentage of Offering Purchased by Fund: 0.065
Percentage of Fund's Total Assets: 0.51
Brokers: Merrill Lynch, Pierce, Fenner & Smith
Incorporated, BNP Paribas Securities Corp., Credit Suisse
Securities (USA) LLC, RBS Securities Inc., ANZ
Securities, Inc., Mitsubishi UFJ Securities (USA), Inc.,
SMBC Nikko Capital Markets Limited, TD Securities
(USA) LLC
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 EMC Corporation 1.875% due
6/1/2018
Purchase/Trade Date:	  6/3/2013
Offering Price of Shares: $99.943
Total Amount of Offering: $2,500,000,000
Amount Purchased by Fund: $750,000
Percentage of Offering Purchased by Fund: 0.030
Percentage of Fund's Total Assets: 0.60
Brokers: BofA Merrill Lynch, Citigroup, JP Morgan,
Barclays, Deutsche Bank Securities, Goldman, Sachs &
Co., Morgan Stanley, RBS, UBS Investment Bank, Wells
Fargo Securities
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Baxter International Inc. 1.850%
due 6/15/2018
Purchase/Trade Date:	  6/4/2013
Offering Price of Shares: $99.990
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $460,000
Percentage of Offering Purchased by Fund: 0.061
Percentage of Fund's Total Assets: 0.37
Brokers: JP Morgan, BofA Merrill Lynch, Citigroup,
Credit Suisse, Deutsche Bank Securities, RBS, UBS
Investment Bank, Barclays, HSBC, Mitsubishi UFJ
Securities, Mizuho Securities, TD Securities, BNY Mellon
Capital Markets LLC, Danske Markets Inc.
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	Rio Tinto Finance (USA) PLC
1.375% due 6/17/2016
Purchase/Trade Date:	 6/14/2013
Offering Price of Shares: $99.708
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $325,000
Percentage of Offering Purchased by Fund: 0.033
Percentage of Fund's Total Assets: 0.26
Brokers: BNP Paribas, JP Morgan, Morgan Stanley, Credit
Suisse, RBS, Bank of China, Santander, Scotiabank
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Ingersoll-Rand Global Holding Co.
2.875% due 1/15/2019
Purchase/Trade Date:	  6/17/2013
Offering Price of Shares: $99.850
Total Amount of Offering: $350,000,000
Amount Purchased by Fund: $335,000
Percentage of Offering Purchased by Fund: 0.096
Percentage of Fund's Total Assets: 0.27
Brokers: Citigroup Global Markets Inc., Goldman, Sachs
& Co., JP Morgan Securities LLC, Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Deutsche Bank Securities
Inc., Mizuho Securities USA Inc., BNP Paribas Securities
Corp., BNY Mellon Capital Markets, LLC, Credit Suisse
Securities (USA) LLC, Morgan Stanley & Co. LLC, RBS
Securities Inc., Santander Investment Securities Inc.,
Scotia Capital (USA) Inc., Standard Chartered Bank, The
Williams Capital Group, L.P.
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Oracle Corp. 2.375% due
1/15/2019
Purchase/Trade Date:	  7/9/2013
Offering Price of Shares: $99.652
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $370,000
Percentage of Offering Purchased by Fund: 0.025
Percentage of Fund's Total Assets: 0.30
Brokers: BofA Merrill Lynch, Credit Suisse, HSBC,
Citigroup, JP Morgan, Wells Fargo Securities, Mizuho
Securities, Morgan Stanley, RBC Capital Markets
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 National Australia Bank Limited
2.300% due 7/25/2018
Purchase/Trade Date:	  7/18/2013
Offering Price of Shares: $99.948
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $640,000
Percentage of Offering Purchased by Fund: 0.085
Percentage of Fund's Total Assets: 0.51
Brokers: Citigroup Global Markets Inc., Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Morgan Stanley &
Co. LLC, nabSecurities, LLC
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 American Express Credit
Corporation 1.300% due 7/29/2016
Purchase/Trade Date:	  7/24/2013
Offering Price of Shares: $99.977
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $525,000
Percentage of Offering Purchased by Fund: 0.053
Percentage of Fund's Total Assets: 0.41
Brokers: Barclays Capital, Citigroup Global Markets Inc.,
Deutsche Bank Securities Inc., Wells Fargo Securities,
LLC, Mitsubishi UFJ Securities (USA) Inc., Mizuho
Securities, nabSecurities, LLC, U.S. Bancorp Investments
Inc., ANZ Securities, Inc., TD Securities (USA) LLC, The
Williams Capital Group, L.P., CastleOak Securities, L.P.,
Lebenthal & Co., LLC, Samuel A. Ramirez & Company,
Inc.
Purchased from: Barclays Capital Inc.
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Daimler Finance North America
LLC 2.375% due 8/1/2018
Purchase/Trade Date:	  7/24/2013
Offering Price of Shares: $99.752
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $750,000
Percentage of Offering Purchased by Fund: 0.060
Percentage of Fund's Total Assets: 0.59
Brokers: BNP Paribas Securities Corp., Citigroup Global
Markets Inc., Deutsche Bank Securities Inc., HSBC
Securities (USA) Inc., Mitsubishi UFJ Securities (USA),
Inc.
Purchased from: Deutsche Bank Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Baidu, Inc. 3.250% due 8/6/2018
Purchase/Trade Date:	  7/30/2013
Offering Price of Shares: $99.835
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $225,000
Percentage of Offering Purchased by Fund:  0.023
Percentage of Fund's Total Assets: 0.18
Brokers:  JP Morgan, Goldman Sachs (Asia) L.L.C., ANZ,
Bank of China, Morgan Stanley
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Viacom Inc. 2.500% due 9/1/2018
Purchase/Trade Date:	  8/12/2013
Offering Price of Shares: $99.423
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $450,000
Percentage of Offering Purchased by Fund: 0.090
Percentage of Fund's Total Assets: 0.36
Brokers: BofA Merrill Lynch, Citigroup, JP Morgan,
RBS, Deutsche Bank Securities, Morgan Stanley, Wells
Fargo Securities, BNP Paribas, Mizuho Securities, RBC
Capital Markets, SMBC Nikko, Guggenheim Securities,
Lloyds Securities, US Bancorp, BNY Mellon Capital
Markets, LLC, The Williams Capital Grouo, L.P.,
Santander, Banca IMI
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Fifth Third Auto Trust A3 0.880%
due 10/16/2017
Purchase/Trade Date:	  8/14/2013
Offering Price of Shares: $99.982
Total Amount of Offering: $389,000,000
Amount Purchased by Fund: $506,000
Percentage of Offering Purchased by Fund: 0.130
Percentage of Fund's Total Assets: 0.41
Brokers: Barclays, Citigroup, Credit Suisse, JP Morgan,
Morgan Stanley, RBS
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Abbey National Treasury Services
3.050% due 8/23/2018
Purchase/Trade Date:	  8/20/2013
Offering Price of Shares: $99.779
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $370,000
Percentage of Offering Purchased by Fund: 0.037
Percentage of Fund's Total Assets: 0.30
Brokers: Citigroup Global Markets Inc., Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Morgan Stanley &
Co. LLC, Santander Investment Securities Inc., Wells
Fargo Securities, LLC
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 The Southern Company 2.450%
due 9/1/2018
Purchase/Trade Date:	  8/21/2013
Offering Price of Shares: $99.798
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $350,000
Percentage of Offering Purchased by Fund: 0.070
Percentage of Fund's Total Assets: 0.28
Brokers:  JP Morgan, Morgan Stanley, US Bancorp, Wells
Fargo Securities
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 The Toronto-Dominion Bank
2.625% due 9/10/2018
Purchase/Trade Date:	  9/5/2013
Offering Price of Shares: $99.819
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $650,000
Percentage of Offering Purchased by Fund: 0.087
Percentage of Fund's Total Assets: 0.52
Brokers: TD Securities, Citigroup, Goldman, Sachs & Co.,
Morgan Stanley
Purchased from: Citibank
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Hyundai Auto Receivables Trust
A3 1.010% due 2/15/2018
Purchase/Trade Date: 9/11/2013
Offering Price of Shares: $99.982
Total Amount of Offering: $419,000,000
Amount Purchased by Fund: $427,000
Percentage of Offering Purchased by Fund: 0.102
Percentage of Fund's Total Assets: 0.34
Brokers: JP Morgan, BNP Paribas, Citigroup, Societe
Generale, Mitsubishi UFJ Securities, Mizuho Securities,
RBC Capital Markets, RBS, SMBC Nikko, TD Securities
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased: Verizon Communications Inc.
3.650% due 9/14/2018
Purchase/Trade Date:	  9/11/2013
Offering Price of Shares: $99.996
Total Amount of Offering: $4,750,000,000
Amount Purchased by Fund: $500,000
Percentage of Offering Purchased by Fund: 0.011
Percentage of Fund's Total Assets: 0.40
Brokers:  Barclays, BofA Merrill Lynch, JP Morgan,
Morgan Stanley, Citigroup, Credit Suisse, Mitsubishi UFJ
Securities, Mizuho Securities, RBC Capital Markets, RBS,
Wells Fargo Securities, Deutsche Bank Securities,
Santander
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 World Omni Automobile Lease A3
1.090% due 12/15/2016
Purchase/Trade Date:	  9/11/2013
Offering Price of Shares: $99.984
Total Amount of Offering: $215,000,000
Amount Purchased by Fund: $321,000
Percentage of Offering Purchased by Fund: 0.149
Percentage of Fund's Total Assets: 0.26
Brokers: Credit Suisse, BofA Merrill Lynch, Morgan
Stanley
Purchased from: Credit Suisse
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Commonwealth Bank of Australia
2.500% due 9/20/2018
Purchase/Trade Date:	  9/16/2013
Offering Price of Shares: $99.897
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $600,000
Percentage of Offering Purchased by Fund: 0.060
Percentage of Fund's Total Assets: 0.48
Brokers: Citigroup Global Markets Inc., JP Morgan
Securities LLC, Morgan Stanley & Co. LLC,
Commonwealth bank of Australia
Purchased from: Citibank
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Ventas Realty LP 1.550% due
9/26/2016
Purchase/Trade Date:	  9/23/2013
Offering Price of Shares: $99.910
Total Amount of Offering: $550,000,000
Amount Purchased by Fund: $250,000
Percentage of Offering Purchased by Fund: 0.045
Percentage of Fund's Total Assets: 0.20
Brokers: BofA Merrill Lynch, Goldman, Sachs & Co., JP
Morgan, UBS Investment Bank, Barclays, Credit Agricole
CIB, Morgan Stanley, Jefferies, RBC Capital Markets,
RBS, TD Securities, Wells Fargo Securities, BB&T
Capital Markets, BBVA, BNP Paribas, Fifth Third
Securities, Inc., Mitsubishi UFJ Securities, SMBC Nikko,
The Williams Capital Grou, L.P.
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Edwards Lifesciences Corp.
2.875% due 10/15/2018
Purchase/Trade Date:	  9/24/2013
Offering Price of Shares: $99.498
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $175,000
Percentage of Offering Purchased by Fund: 0.029
Percentage of Fund's Total Assets: 0.14
Brokers:  BofA Merrill Lynch, Goldman, Sachs & Co.,
Morgan Stanley, JP Morgan, Wells Fargo Securities,
Deutsche Bank Securities, HSBC, Mitsubishi UFJ
Securities, Mizuho Securities, US Bank
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.